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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 6, 1996
                                 --------------
                Date of report (Date of earliest event reported)

                                     VOXEL
                                     -----
             (Exact Name of Registrant as Specified in Its Charter)

                                   CALIFORNIA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

          0-24836                                      33-0301060
          -------                                      ----------
  (Commission File Number)                (I.R.S. Employer Identification No.)


             26081 MERIT CIRCLE, SUITE 117  LAGUNA HILLS, CA   92653
             -------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)

                                  714-348-3200
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

On August 6, 1996, VOXEL completed a public offering of 2,600,000 shares of its common stock at $3.50 per share. Cruttenden Roth Incorporated managed the underwriting of the offering. The Company has granted the underwriters a 45 day option to purchase up to 390,000 additional shares on the same terms to cover underwriters' over-allotments, if any.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           VOXEL



Date  August 19, 1996                      By  /s/ MURRAY E. RUDIN
      ---------------                         ---------------------------
                                           Murray E. Rudin
                                           Chief Financial Officer






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EXHIBIT INDEX


Exhibit No.              Document                                 Page
- ----------------------------------------------------------------------

27                Financial Data Schedule
99.3              Condensed Consolidated Balance Sheet,
                  unaudited, at August 15, 1996                     4





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